UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 30, 2019

REVOLUTION LIGHTING TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-23590	59-3046866
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

177 Broad Street,
Stamford, Connecticut	06901
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (203) 504-1111

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

As previously disclosed in the Current Report on Form 8-K filed by Revolution Lighting Technologies, Inc. (the “Company”) on November 26, 2018, the Company and its direct and indirect subsidiaries entered into a Forbearance Agreement and Fourteenth Amendment (the “Fourteenth Amendment”) to the Company’s loan and security agreement (the “Loan Agreement”) with Bank of America N.A. (“Bank of America”). Under the terms of the Fourteenth Amendment, Bank of America agreed to forebear, until January 31, 2019, from exercising its rights and remedies as a result of breaches of certain covenants under the Loan Agreement (the “Forbearance”). The Company and Bank of America are currently negotiating the terms of a further amendment to the Loan Agreement. As negotiations are still ongoing, on January 30, 2019, Bank of America agreed to extend the Forbearance until February 7, 2019. If the Company is not able to obtain a further amendment of the Loan Agreement or further extend the Forbearance, all principal, interest and other amounts outstanding under the Loan Agreement will become due and payable upon the earlier of 5 p.m. on February 7, 2019 or any Termination Event (as defined under the Loan Agreement). There can be no assurance that the Company will obtain such an amendment. Any failure to obtain such an amendment or further forbearance under the Loan Agreement could result in the exercise of remedies by Bank of America, including the acceleration of amounts due under the Loan Agreement and cause the Company to become unable to operate as a going concern.

The Company currently anticipates that next week it will be able to reach agreement with Bank of America on an additional extension of 60 to 90 days.

Forward-looking statements

Except for statements of historical fact, the matters discussed herein are “forward-looking statements” within the meaning of the applicable securities laws and regulations. The words “anticipates,” “expects,” “believes,” “are intended,” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Forward-looking statements, including statements regarding further amendments to the Loan Agreement involve risks and uncertainties that may cause actual results to differ materially from those stated here as a result of various factors. Forward-looking statements reflect the views of the Company’s management as of the date hereof. Readers are cautioned not to place undue reliance on these forward-looking statements. The Company does not undertake to revise these statements to reflect subsequent developments.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 31, 2019

REVOLUTION LIGHTING TECHNOLOGIES, INC.

By:	/s/ James A. DePalma
James A. DePalma Chief Financial Officer